PRO FORMA FINANCIAL INFORMATION

     The audited financial statements of the Old Fund for the three years ended December 31, 1995, 1994 and 1993 and the unaudited financial statements for the three months ended March 31, 1996 have been incorporated by reference into this Consent Solicitation Statement/Prospectus. See "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE."

     The unaudited pro forma balance sheet of the Old Fund as of March 31, 1996 has been prepared based on the historical balance sheet of the Old Fund as of such date as adjusted to reflect (i) the probable acquisition of the Jefferson Place and Avalon Ridge properties in settlement of the Bonds collateralized by these properties and (ii) the purchase of Oakwood Terrace Apartments and the related Bond refunding transaction as if each had occurred on March 31, 1996. The unaudited pro forma statements of income of the Old Fund for the year ended December 31, 1995 and for the three months ended March 31, 1996 have been prepared based on the historical statements of income for such periods as adjusted to reflect each of the foregoing transactions as if each had occurred on January 1, 1995.


















































                                   - F-1 -
           AMERICA FIRST TAX EXEMPT MORTGAGE FUND 2 LIMITED PARTNERSHIP

                            PRO FORMA BALANCE SHEET

                                March 31, 1996

                                   ASSETS

                                                                          Pro Forma
                                                      Historical         Adjustments          Pro Forma
                                                   ---------------     ---------------     ---------------
                                                                         (Unaudited)
Cash and temporary cash investments                $    1,846,036      $      650,000 (b)  $    2,496,036
Investment in tax-exempt mortgage bonds at
 estimated fair value                                  31,566,526         (22,806,526)(a)       8,760,000
Real estate acquired in settlement of bonds, net
 of accumulated depreciation                           25,624,048          24,051,526 (a)      51,575,574
                                                                            1,900,000 (b)
Interest receivable                                       186,228                -                186,228
Other                                                     123,369             200,000 (b)         323,369
                                                   ---------------     ---------------     ---------------
                                                   $   59,346,207      $    3,995,000      $   63,341,207

                         LIABILITES AND PARTNERS' CAPITAL

Liabilities
  Accounts payable                                 $      743,470      $         -         $      743,470
  Distribution payable                                    331,163                -                331,163
  Participating loans (c)                                    -              1,245,000 (a)       1,245,000
  Bonds payable                                              -              2,750,000 (b)       2,750,000
                                                   ---------------     ---------------     ---------------
                                                        1,074,633           3,995,000           5,069,633
Partners' Capital
  General Partner                                           7,187                -                  7,187
  Beneficial Units Certificate Holders                 58,264,387                -             58,264,387
                                                   ---------------     ---------------     ---------------
                                                       58,271,574                -             58,271,574
                                                   ---------------     ---------------     ---------------
                                                   $   59,346,207      $    3,995,000      $   63,341,207
Book value per BUC                                 $        11.11      $         0.00      $        11.11

  The following transaction are reflected on a proforma basis:

    (a) Record the acquisition of Jefferson Place and Avalon Ridge properties in settlement of bonds.

    (b) Record the purchase of Oakwood Terrace Apartments and the related issuance of bonds payable

    (c) Represent first mortgages on properties jointly financed with an affiliated limited partnership.





















                                   - F-2 -
           AMERICA FIRST TAX EXEMPT MORTGAGE FUND 2 LIMITED PARTNERSHIP

                       PRO FORMA STATEMENT OF INCOME

                    For the Year ended December 31, 1995

                                                                          Pro Forma
                                                      Historical         Adjustments          Pro Forma
                                                   ---------------     ---------------     ---------------
                                                                         (Unaudited)
Income
  Mortgage investment income                       $    2,234,610      $   (1,490,010)(a)  $      744,600
  Rental income                                         5,116,073           3,937,851 (a)       9,514,752
                                                                              460,828 (b)
  Interest income on temporary investments                 55,720                -                 55,720
                                                   ---------------     ---------------     ---------------
                                                        7,406,403           2,908,669          10,315,072
Expenses
  General and administrative expenses                     566,100                -                566,100
  Administrative fees                                     226,200             189,330 (e)         415,530
  Real estate operating expenses                        2,359,827           2,419,135 (a)       5,033,497
                                                                              254,535 (b)
  Depreciation                                          1,197,490             874,601 (a)       2,134,567
                                                                               62,566 (b)
  Interest expense                                           -                 41,157 (d)         231,432
                                                                              190,275 (c)
                                                   ---------------     ---------------     ---------------
                                                        4,349,617           4,031,599           8,381,216
                                                   ---------------     ---------------     ---------------
Net income                                         $    3,056,786      $   (1,122,930)     $    1,933,856
Net income allocated to:
  General Partner                                  $       42,543      $      (11,229)     $       31,314
  BUC Holders                                           3,014,243          (1,111,701)          1,902,542
                                                   ---------------     ---------------     ---------------
                                                   $    3,056,786      $   (1,122,930)     $    1,933,856
                                                   ---------------     ---------------     ---------------
Net income per BUC                                 $         0.57      $        (0.21)     $         0.36
Distribution paid or accrued:
  General Partner                                  $       39,740      $         -         $       39,740
  BUC Holders                                           3,934,217                -              3,934,217
                                                   ---------------     ---------------     ---------------
                                                   $    3,973,957      $         -         $    3,973,957
Distributions paid or accrued per BUC              $         0.75      $         0.00      $         0.75

  The following transactions are reflected on a proforma basis:

    (a) Record the operating results of Jefferson Place and Avalon Ridge properties acquired in settlement of bonds and the elimination of related mortgage investment income. Buildings and improvements will be depreciated on a straight-line basis over 27.5 years.

    (b)  Record the operating results of Oakwood Terrace Apartments.
  Buildings and improvements will be depreciated on a straight-line basis over
  27.5 years.

    (c) Record (i) interest expense at the effective interest rate of 6.65% and (ii) amortization of bond issuance costs on bonds issued to finance the acquisition of Oakwood Terrace.

    (d) Record interest expense on the participating loan related to Avalon Ridge owed to an affiliated limited partnership.

    (e) Record additional administrative fees resulting from the acquisition of Jefferson Place and Avalon Ridge.








                                   - F-3 -
          AMERICA FIRST TAX EXEMPT MORTGAE FUND 2 LIMITED PARTNERSHIP

                      PRO FORMA STATEMENT OF INCOME

                For the Three Months ended March 31, 1996

                                                                          Pro Forma
                                                      Historical         Adjustments          Pro Forma
                                                   ---------------     ---------------     ---------------
                                                                         (Unaudited)
Income
  Mortgage bond investment income                  $      594,905      $     (408,757)(a)  $      186,148
  Rental income                                         1,297,401             925,361 (a)       2,339,841
                                                                              117,079 (b)
  Interest income on temporary investments                 11,063                -                 11,063
                                                   ---------------     ---------------     ---------------
                                                        1,903,369             633,683           2,537,052
Expenses
  General and administrative expenses                     172,631                -                172,531
  Administrative fees                                      56,550              47,333 (e)         103,883
  Real estate operating expenses                          717,406             514,045 (a)       1,307,658
                                                                               76,207 (b)
  Depreciation and amortization                           308,092             218,650 (a)         542,305
                                                                               15,563 (b)
  Interest expense                                           -                 10,698 (d)          56,937
                                                                               46,239 (c)
                                                   ---------------     ---------------     ---------------
                                                        1,254,579             928,735           2,183,314
                                                   ---------------     ---------------     ---------------
Net income                                         $      648,790      $     (295,052)     $      353,738
Net income allocated to:
  General Partner                                  $        9,569      $       (2,951)     $        6,618
  BUC Holders                                             639,221            (292,101)            347,120
                                                   ---------------     ---------------     ---------------
                                                   $      648,790      $     (295,052)     $      353,738
                                                   ---------------     ---------------     ---------------
Net income per BUC                                 $         0.12      $        (0.06)     $         0.07
Distributions paid or accrued:
  General Partner                                  $        9,935      $         -         $        9,935
  BUC Holders                                             983,554                -                983,554
                                                   ---------------     ---------------     ---------------
                                                   $      993,489      $         -         $      993,489
Distributions paid or accrued per BUC              $       0.1875      $       0.0000      $       0.1875

  The following transactions are reflected on a proforma basis:

    (a) Record the operating results of Jefferson Place and Avalon Ridge properties acquired in settlement of bonds and the elimination of related mortgage investment income. Buildings and improvements will be depreciated on a straight-line basis over 27.5 years.

    (b)  Record the operating results of Oakwood Terrace Apartments.
  Buildings and improvements will be depreciated on a straight-line basis over
  27.5 years.

    (c) Record (i) interest expense at the effective interest rate of 6.65% and (ii) amortization of bond issuance costs on bonds issued to finance the acquisition of Oakwood Terrace.

    (d) Record interest expense on the participating loan related to Avalon Ridge owed to an affiliated limited partnership.

    (e) Record additional administrative fees resulting from the acquisition of Jefferson Place and Avalon Ridge.








                                   - F-4 -